Exhibit 99.1

Q3 2021 – Investor Presentation November 2021

Disclaimer

BM Technologies is not a bank and it does not provide banking services. The BankMobile platform facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to the BankMobile technology providing services between customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank.

This presentation is for informational purposes only and should not be relied on for any other purpose. No representations or warranties, express or implied are given in, or with respect to, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy and completeness. This data is subject to change. This Presentation and the contents hereof are confidential.

No Offer or Solicitation

This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom.

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. This information is, where applicable, based on estimates, assumptions and analysis that management believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as "may," "will," "would," "could," "expect," "intend," "plan," "aim," "estimate," "target," "anticipate," "believe," "continue," "objectives," "outlook," "guidance" or other similar words, and include statements regarding plans, strategies, objectives, targets, estimates, projections, and expected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those projections and forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors. There can be no assurance that the estimates and assumptions made in preparing the financial projections and forecasts will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected. The Company's financial performance and results of operations will be subject to a variety of risks, including but not limited to general economic conditions, consumer adoption, technology and competition, the ability to enter into new partnerships, regulatory risks, risks associated with the higher education industry and financing, and the operations and performance of its partners, including white-label partners. These risks and uncertainties include, but are not limited to, those factors described in the section entitled "Risk Factors" and in the Company's periodic filings with the SEC. The Company's SEC filings are available publicly on the SEC website at www.sec.gov.

All information herein speaks only as of the date hereof unless otherwise specified. Management undertakes no duty to update, add to or otherwise revise or correct any of the information contained herein, whether as a result of new information supplied, future events, inaccuracies that become apparent after the date hereof or otherwise. Forecasts and estimates regarding industry and end markets are based on sources believed to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Use of Projections

This Presentation contains financial forecasts with respect to, among other things, income sources, revenue growth, and equity values. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved.

Non-GAAP Financial Measures

This Presentation includes certain non-GAAP financial measures that management reviews to evaluate its business, measure its performance and make strategic decisions. Management believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, net, other expense, net, income taxes, and depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charge. EBITDA and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP.

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Bmt

BMTX at a Glance

The BM Technologies digital banking platform employs a multi-partner distribution model, known as “Banking-as-a-Service” (BaaS), that enables the acquisition of customers at higher volumes and substantially lower expense than traditional banks, while providing significant benefits to its customers, partners, and business.

One of America’s largest digital banking platforms

- Approximately 2M accounts
- Opening 450k accounts annually
- 2BN+ in Deposits

Leading Banking-as-a-Services (BaaS) capabilities

Experts in B2B2C banking

- Approximately 745 University Partners
- Serve 1 in every 3 students
- T-Mobile Partnership

Focused on millennials/underserved middle income Americans

- Customer-centric & affordable banking
- Create customers for life with full suite of banking products

BM Technologies
NYSE American: BMTX

Share Price[1]	$10.96
Market Cap[1]	$133.8 M
Revenues (ttm)[2]	$86.6 M
Core EBITDA (ttm)[2]	$22.5 M
Cash & Cash Equivalents[2]	$20.4 M
Shares Outstanding[2]	12.2 M
Float[2]	8.9 M
Headquarters	Radnor, PA

1.As of November 12, 2021
2.As of September 30, 2021

Listed on: NYSE

T-Mobile + Bmt Winner Best Fintech Partnership 2021 FinovateAwards

Bmt Winner Most Innovative Bank 2019 LendIt Fintech

★★★★★ 4.9 Apple App Store Rating



T-Mobile MONEY
Take your money further.
OPEN
22K RATINGS
4.9
AGE
4+
Years Old
CATEGORY
Finance

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Q3 Financial Highlights: Record Q3 Results 1) Note: Core EBITDA is a non - GAAP measures, see slide 18 for further detail 4 #1 • Q3 Core EBITDA (1) : $7.0M • An Increase of $3.3M YoY • Q3 YTD EBITDA (1) of $20.9M • FY Core EBITDA (1) guidance increased to $26M EBITDA Up 91% YoY #3 • Q3 Revenue of $22.0M • $3.6M improvement over Q3 2020 • YTD Revenue + 40% Q3 Revenues Improved 20% YoY • Approximately 157K accounts opened in Q3 2021 and 350K YTD #4 New Accounts Opened #2 • Q3 Core earnings (1) of $2.8M, compared to core earnings of $0.5M in Q3 2020 • Q3 Core Diluted EPS (1) of $0.23, compared to a diluted EPS of $0.09 in Q3 2020 Core Diluted EPS of $0.23

Strong Year Over Year Revenue and Core EBITDA 1 Growth 1) Note: Core EBITDA is a non - GAAP measures, see slide 18 for further detail $3.7 $7.0 $2.4 $20.9 3Q20 3Q21 YTD 20 YTD 21 Core EBITDA 1 ($MM) +867% +91% $18.3 $22.0 $49.5 $69.3 3Q20 3Q21 YTD 20 YTD 21 +40% +20% 5 Revenue ($MM)

Q3 Financial Highlights: Deposits & Spend 1) Note: New Business includes White Label Partners and Workplace Banking; 2) Note: Organic deposits defined as Cash inflows to end user deposit accounts, not attributable to higher education disbursemen ts . or white label partner incentive payments 6 #1 • Average Serviced New Business (1) Deposits increased $940M • 433% YoY growth • Average Serviced Higher Education deposits increased $34M / 6% YoY • For the nine months ended September 30, 2021, organic deposits increased 17% year over year to $1.7 billion. Average Serviced Deposits +128% YoY #3 • $4.1B in Financial Aid disbursed in Q3 / $10.6B disbursed YTD $4.1 B in Q3 Disbursement Volume #2 • Total BMTX Debit Spend Increased $32M • 4%YoY Growth • New Business Debit Spend increased $48M • 44% YoY Growth Debit Card Spend +4%

Per Account Metrics 1 Revenue per Account 1 Deposits per Account Spend per Account $36 $35 $45 $45 $47 3Q20 4Q20 1Q21 2Q21 3Q21 $1,714 $2,036 $2,936 $3,426 $4,079 $2,544 $4,092 $6,280 $8,250 $10,045 $1,515 $1,443 $1,789 $1,705 $1,859 3Q20 4Q20 1Q21 2Q21 3Q21 BMTX New Business Student Business $1,675 $1,494 $1,956 $1,817 $1,820 $1,265 $1,118 $1,263 $1,397 $1,353 $1,772 $1,602 $2,194 $1,967 $1,994 3Q20 4Q20 1Q21 2Q21 3Q21 BMTX New Business Student Business ▪ Revenue per account has increased 31% since 3Q20 1) Note: Per account metrics are calculated using a day weighted average of accounts, calculated by the average of the ending balance of 90 - day active accounts in the time period ▪ Average deposits per account ▪ New business +295% YoY ▪ Student business +23% YOY ▪ Annualized spend per account ▪ New business +7% YoY ▪ Student business +13% YoY 7

Demonstrating Strong Performance Across Key Metrics ▪ Debit card spend increased 4% ▪ New business spend increased $48.0M ▪ Average Serviced Deposits increased 128% YoY ▪ New Business deposits increased $940.0M ▪ YTD Organic deposits increased $244.0M to $1.7B ▪ Indications of strong primary banking behavior ▪ Disbursements increased 22% ▪ YTD total disbursements of $10.5B ▪ University Retention of 99.3% $3.3 $4.1 3Q20 3Q21 $758 $1,732 3Q20 3Q21 $741 $773 3Q20 3Q21 98% 99.3% 3 YR Avg TTM Card Spend Q3 ($ in millions) +4% Avg. Serviced Deposits ($ in millions) Disbursements Q3 University Retention vs. 3yr Average ($ in billions) + 22% +128% 8

Attractive Business Model Diversified Revenue Streams Card Revenue 32% Interchange and MasterCard incentive income based on card activity and out - of - network ATM fees % of TTM Revenues Deposit Servicing Fees 45% Fee charged to partner bank(s) based on average balances of serviced deposits Account Fees 12% Monthly account fees, wire fees and card replacement fees University Fees 6% Subscription and transactional fees charged to colleges based on enrollment size, competitive marketplace and disbursement channels and options Other Fees 5% Various nominal other fees, including fees associated with cash deposits 9 Revenue Breakout By Major Category Summary Income Statement

Strong Pipeline of New School Prospects ▪ YTD BMTX added 12 new schools with over 71K students ▪ Strong fall peak season – Newly active accounts in higher education increased 11% year over year in month of September ▪ BMTX has a strong pipeline Strong Retention of Portfolio Schools ▪ BMTX has retained nearly 100% of its higher education college and university partners Extending Products ▪ Promoting Vendor Pay in all renewals – more products increases “stickiness” ▪ Expanding Banking - as - a - Service (BaaS) offering to credit unions and community banks 2.0B+ In Deposits ▪ In Q3’ 21 BMTX reached the milestone of $2.0B+ in ending serviced deposits TutorGigs Partnership ▪ TutorGigs employs college students as tutors, providing students additional sources of income and driving customer engagement. BMTX and T - Mobile Selected as Best Fintech Partnership at 2021 Finovate Awards ▪ Presented to financial institution and fintech company working together to build something new and groundbreaking: ▪ T - Mobile MONEY Q3 BMTX Business Highlights 10

Creates a FinTech bank leveraging BMTX’s best - in - class Banking - as - a - Service (“BaaS”) offerings and nationwide deposit gathering capabilities with a bank charter Accelerates earnings power by supplementing fee - based income with net interest income Offers new products and services over time through an expanded BaaS offering, direct to consumer initiatives, marketplace lending, personal investing and robo - advisory services and blockchain based payment systems Attracts new customers and enhances customer retention through the addition of banking products and services that leverage BMTX's unique, low cost, high volume customer acquisition strategy and marketing strength Enables BMTX to support other FinTechs with its banking platform Enhances customer value creation and engagement by providing access to lending products and promoting better financial health by helping them manage their cash flow and savings Achieves an Important Milestone in the Evolution of the Company Allowing for the Expansion of its Products & Services to Better Serve Customers 11 Strategically Significant & Financially Attractive Merger with First Sound Bank

100% Cash Key Transaction Details Consideration Anticipated Close Management Purchase Price ~$23M* Luvleen Sidhu (Chair, CEO) Marty Steele (President & Chief Operating Officer) 2H 2022 *subject to certain adjustments set forth in the definitive agreement Closing Conditions Customary closing conditions including regulatory approval and shareholder votes 12 Merger with First Sound Bank

Tremendous Platform Growth Opportunity Multiple Levers to Accelerate Growth ▪ Continue to add new SSEs ▪ Increase adoption rates through new partnerships ▪ Expand bank partnerships to expand access to credit ▪ Drive strong organic growth by successfully executing on our customer acquisition and engagement strategies ▪ Continue RFP process and strategic discussions with vetted blue - chip, BaaS partners to tap into their loyal customer bases ▪ Distribute the platform through new channels to open up incremental TAM ▪ Capitalize on robust universe of marketplace lenders, Personal Financial Management (“PFM”) players, and vertical higher - ed software acquisition targets Expand Student Adoption and Create Long - Term Customer Relationships by Expanding Access to Credit Products Further Expand Within Existing Banking - as - a - Service (BaaS) Partnerships Continue to Add New Banking - as - a - Service (BaaS) Partners Expand Distribution Channels and Product Offerings Strategic M&A 13

Looking Forward: 5 Pillars of the BMTX Banking Platform Banking Lending Advice Crypto Investing & Insurance ▪ Checking ▪ Savings ▪ Card ▪ Credit card ▪ Personal loans ▪ Student refi ▪ Credit monitoring ▪ Budget ▪ Goals ▪ Gamification ▪ Buying ▪ Selling ▪ Pay a friend ▪ Extended rewards ▪ Trading ▪ Portfolio management ▪ Insurance ▪ Family products 14

Key Investment Highlights

Strong Financial Results	Q3 revenue increased 20% year over year; Q3 Core EBITDA increased 91% year over year
Established Customer Base	~2 Million accounts
Account Growth	~350,000 accounts opened year to date
Attractive Valuation	Discount to public and private peer set
Strong Existing Partnerships	Approximately 745 university partners & T-Mobile
Deep Customer Engagement	31% YoY increase in revenue per active account
Proprietary Banking-as-a-Service (BaaS) Platform	Flexible API driven platform ready to roll out quickly and integrate with partners easily

Strong future growth prospects as a Fintech Bank

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Bmtx

Questions 16

Appendix 17

Reconciliation - GAAP Net Income to Core Net Income 18

Reconciliation - GAAP Net Income to Core EBITDA 19

Valuation

Company	Ticker	Sh Price	EV	EV/EBITDA 2021E	EV/EBITDA 2022E	EV/Sales 2021E	EV/Sales 2022E	21/20 Sales Growth	EBITDA MARGIN
Digital Financial Platforms									
Upstart	UPST	$246.02	$20,457	116.9x	96.0x	25.3x	18.5x	37.3%	22%
Open Lending	LPRO	$29.37	$4,383	29.8x	24.8x	21.0x	17.7x	18.2%	70%
SoFi Technologies	SOFI	$23.87	$19,102	729.1x	107.2x	19.1x	13.0x	47.2%	3%
Dave	VPCC	$43.31	$3,563	NM	NM	18.5x	9.5x	95.3%	NM
MoneyLion	ML	$5.58	$1,262	NM	45.2x	7.9x	4.2x	88.7%	NM
LendingClub	LC	$43.31	$4,317	29.4x	17.1x	5.4x	3.8x	40.4%	18%
Median				***73.4x***	***45.2x***	***18.8x***	***11.2x***	***0.4x***	***20%***
Software & Payments									
Marqeta, Inc.	MQ	$26.42	$12,630	NM	NM	26.5x	19.5x	36.0%	NM
Flywire Corp	FLYW	$43.37	$4,060	178.1x	2136.8x	21.3x	17.5x	21.5%	12%
Q2 Holdings	QTWO	$85.37	$5,050	145.5x	111.7x	10.1x	8.6x	17.2%	7%
PayPal Holdings, Inc.	PYPL	$203.59	$237,760	31.9x	27.0x	9.2x	7.8x	17.9%	29%
Paymentus Holdings, Inc.	PAY	$29.77	$3,090	114.0x	93.1x	8.1x	6.4x	27.3%	7%
Evertec Inc	EVTC	$43.46	$3,370	11.7x	11.3x	5.8x	5.5x	6.0%	50%
Square Inc	SQ	$228.03	$107,030	107.4x	98.0x	5.7x	5.5x	3.3%	5%
EVO Payments Inc	EVOP	$23.25	$2,270	12.8x	11.2x	4.6x	4.1x	12.9%	36%
Median				***107.4x***	***93.1x***	***8.7x***	***7.1x***	***17.5%***	***12%***
BM Technologies, Inc.	***BMTX***	***$10.96***	***$113***	***5.0x***	***3.8x***	***1.2x***	***1.0x***	***17%***	***24%***



EV / 2021E Revenue Multiples
1.2x
18.8x
8.7x
BMTX
Digital Financial Platforms
Software & Payments



EV / 2021E EBITDA Multiples
5.0x
73.4x
107.4x
BMTX
Digital Financial Platforms
Software & Payments

Source: Capital IQ & FactSet Research Systems, Inc.; Market data as of 11/12/2021
Note: Multiples exclude valuations less than 0.0x and greater than 50.0x; Peer data reflects consensus estimates
1) Reflects median values for comparable companies in each respective industry
2) 2021 and 2022 Revenue and EBITDA based on consensus estimates as of 11/12/2021

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Capitalization & Warrants To illustrate possible dilution of warrants using if converted approach ▪ Exercise at $11.50 for all (23.9M) warrants ▪ ~$275 million cash available for share repurchases BMTX Share Price 13.2 16.5 18.9 20.8 22.4 23.6 24.6 25.5 26.3 26.9 0.0 5.0 10.0 15.0 20.0 25.0 30.0 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 $30.00 Estimated Share Count (w/ warrant dilution & potential repurchase) Shares (in millions) Note: Share price as of 11/12/2021 21 Equity Capitalization Summary Valuation Sh Count % of Total Share Price $10.96 Publicly Held 8.9 73.0% Total Shares Outstanding 12.2 PIPE Investors 1.9 15.6% Insiders 1.3 10.7% Market Cap $133.7 Total shares outstanding 12.2 Cash $20.4 Debt $0.0 Warrants outstanding 23.9 Enterprise Value $113.3 Exercise price $11.50 Ex. Date 1/4/2026

BM Technologies Solves Multiple Parties' Pain Points in One Solution

Resulting in High-Volume, Low-Cost Customer Acquisition

B2B2C Approach



Consumers
Students
Customers
Employees
Clients and Partners
Natural Checkout Moments
Bmt
Bank Partners

Examples of BM Technologies Solutions within 3 Verticals



Higher-Ed Banking

- Distribute financial aid refunds and other disbursements
- Eliminate administrative burden and complexity
- Offer students access to banking services
- Reduce processing costs annually by ~$125K / year(1)



White-Label Banking

- Offer financial services through white-label partnerships (2)
- Attract customers by improving banking experience in historically-underserved segments
- Deliver customizable, partner branded rewards and special offers to further drive loyalty
- Create net-new, passive revenue streams for partners with lower customer attrition



Workplace Banking

- Deploy differentiated financial services in conjunction with financial wellness strategy
- Represents the first benefit that earns employee's money via interest-bearing accounts, no fees and unique cost-saving opportunities
- Easily accessible benefits through HR portal

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Competitive Positioning

Complete Digital Banking Platform

Illustrative Competitive Landscape

Representative Firms	BM Technologies	chime, CHASE, VARO, TD Bank, WELLS FARGO	green dot, BBVA	Synapse, MARQETA	The Bancorp, cross river, EVOLVE
Competitive Differentiation	White-Label	Consumer Banks & Neo Banks	BaaS Banks	Fintech BaaS Providers	White-Label Charters
Extreme partnership tailoring Deep customer experience integration	✓	○	◑	◑	◑
Full-BaaS Model Complete white label digital banking platform (compliance, deposit operations, fraud management, customer care, etc)	✓	○	◕	◔	◔
Branded Digital Banking Offer full white label digital bank app on mobile and web	✓	○	◔	○	○
Revenue share / great consumer prices Partnerships drive low CAC & blended offers. Planned Durbin exempt bank	✓	○	◕	◑	◑

BM Technologies' ability to customize and integrate a fully branded front and back end experience is a differentiating approach and key to partners who have a strong brand relationship with their customers

Why BM Technologies Wins

- Partnership model offering turnkey, fully branded digital banking platform
- Deep experience and long history in B2B2C banking
- Superior service, delivering executive oversight and fully-supported implementation
- Delivers interchange revenue share potential from all account activity

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Distribution Through Market Leadership Position in Higher-Ed

Deeply Embedded Campus Relationships Allow for Customer Acquisition and "Customer for Life" Strategy

U.S. Higher-Ed Student Disbursement Market Share[1]

TOTAL ADDRESSABLE MARKET IS 20M STUDENTS AND REPLENISHES EVERY YEAR[2][3]



BankMobile
31%
Software
19%
Payment Providers
Other(5)
18%
In-House Capabilities
30%
2%
National Banks

Exclusive, Long-Term and Contractual Campus Relationships

- Long-term embedded university client base of approximately 745 campuses
- SSE retention rate of over 98%[4]
- Average client tenure > 5 years
- Typical new contract term is 3 – 5 years with auto-renewal periods of various lengths
- Active pipeline of ~1M students
- Expect prepaid providers to be a minimal threat as regulations have made it more difficult for prepaid operators

Benefit of the Higher-Ed Business

- Access to ~1 in every 3 college students in the U.S.
- Ability to create through selling additional financial "customer for life" services products as students graduate
- Proven scale generating approximately $60M in annual revenues with nearly 2M accounts currently on the platform
- Scalable technology distributing more than $10B of payments a year

Recent Developments

- BMT is in active implementation on 2 new Partnerships that are intended to increase product offerings to schools and increase adoption of BMT products by SSEs.
- BMT's mix of SSE's is weighted towards local, two-year institutions
- Management believes BMT's segment exposure could perform better than more expensive, private, four-year schools, by offering a better value proposition particularly if remote learning becomes more common or required
  - 87% of SSE at better value "public" schools
  - Active pipeline of schools with ~1M SSEs

Note: SSEs refers to Signed Student Enrollment
1) Per BM Technologies internal sales database and estimated student market size based on SSEs
2) National Center for Education Statistics. "Enrollment and Employees in Postsecondary Institutions, Fall 2015; Financial Statistics Academic Libraries, Fiscal Year 2015", February 2017
3) ~3M SSEs are considered non-addressable (beauty schools, trucking schools, etc.)
4) Represents one minus the annual SSE attrition over beginning of the year SSE count
5) Includes credit unions, regional banks, other software providers, unknown, etc.

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